Exhibit 10.76

FORBEARANCE AND CONDITIONAL RELEASE AGREEMENT

THIS FORBEARANCE AND CONDITIONAL RELEASE AGREEMENT (this “Agreement”) is entered into as of November         , 2009 (the “Effective Date”), is made by and among COMSTOCK HOMES OF RALEIGH, L.L.C., a North Carolina limited liability company (the “Borrower”), COMSTOCK HOMEBUILDING COMPANIES, INC., a Delaware corporation (“CHCI”), and FIFTH THIRD BANK, an Ohio banking corporation, successor by merger with Fifth Third Bank, N.A., successor by merger with First Charter Bank (the “Lender”).

RECITALS

Pursuant to a Loan Agreement dated May 31, 2007 by and between the Borrower and First Charter Bank (the “Bank”) (as the same may be amended, restated, supplemented, extended, or otherwise modified from time to time, the “Loan Agreement”), the Bank agreed to make available to the Borrower a construction loan in the principal amount of up to $4,500,000 (the “Loan”), the proceeds of which were to be used to acquire and construct up to 31 lots in a subdivision known as Brookfield. The Borrower’s obligation to repay the Loan with interest is evidenced by the Borrower’s Master Promissory Note dated May 31, 2007 in the original principal amount of $4,500,000 (as the same may be amended, restated, supplemented, extended, or otherwise modified from time to time, the “Note).

The Borrower’s obligations in connection with the Loan are secured by, among other things, a Future Advance Deed of Trust dated May 31, 2007 from the Borrower to certain trustees for the benefit of the Bank (as the same may be amended, restated, supplemented, extended, or otherwise modified from time to time, the “Deed of Trust”), which Deed of Trust covers certain real property owned by the Borrower and located in Wake County, North Carolina (the “Property”).

As used herein, (a) the term “Loan Documents” means collectively, the Loan Agreement, the Note, the Deed of Trust, the Forbearance Documents (as hereinafter defined) and all other documents previously, simultaneously or hereafter executed and delivered by the Borrower, or any other party or parties to evidence, secure, or guarantee, or in connection with, the Loan, and (b) the term “Obligations” means collectively all obligations of the Borrower under and in connection with any or all of the Loan Documents.

The Borrower is now in default under the Loan Documents by virtue of the Borrower’s failure to make interest payments as set forth therein (the “Existing Defaults”).

Lender acknowledges that CHCI is not a guarantor and has no liability under the Loan, but is a party to this Agreement solely for inducement of Lender to release Borrower and foreclose on the Property, as further described herein.

The Borrower has requested that Lender agree to modify the Loan Documents to allow for cooperative foreclosure of the Collateral, hereafter defined. Lender, subject to the terms and conditions of this Agreement, has agreed to this request.

NOW, THEREFORE, in consideration of the premises and of the representations and mutual agreements made herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Confirmation of Recitals and Other Matters. As a material inducement for Lender to enter into this Agreement, Borrower agrees with Lender, and represents and warrants to Lender, that (i) the statements set forth in the recitals to this Agreement are true and correct and contain no material omission of fact, (ii) the Loan Documents are in default and all obligations under the Loan Documents are fully matured and immediately due and payable in full without offset, defense, or reduction, (iii) Borrower has received or waived any notices to which it is entitled with respect to the Existing Defaults under the Loan Documents, and (iv) but for this Agreement, Lender, may, at its option and without further notice to or demand upon Borrower or any other person, exercise and enforce any and all rights and remedies under the Loan Documents.

2. Forbearance Covenant. Notwithstanding the Existing Defaults under the Loan Documents, but subject to the terms and conditions stated in this Agreement, Lender agrees that it will not take any action or file any proceedings, at law or in equity, to enforce the rights and remedies of Lender against Borrower or CHCI other than the Foreclosure Proceedings (hereafter defined).

3. Foreclosure of Collateral. Borrower acknowledges that Lender intends to commence proceedings to foreclose its security title, lien, and security interest in and to all Property securing the Loans, as described in the Deed of Trust and Loan Documents (collectively, the “Collateral”), in accordance with the provisions of the Loan Documents and applicable law (the “Foreclosure Proceedings”). Lender shall use commercially reasonable efforts to complete the foreclosure of the Collateral by February 28, 2010. In consideration of the foregoing, Borrower (i) ratifies and affirms Lender’s security title, lien, and security interest in and to the Collateral pursuant to the Loan Documents, (ii) acknowledges and agrees that Borrower has received commercially reasonable, timely, and accurate notice of Lender’s intention to foreclose its security title, lien, and security interest in the Collateral and that Lender is satisfied all requirements set forth in the Loan Documents relating to commencement of the Foreclosure Proceedings, and (iii) covenants and agrees to use commercially reasonable efforts to cooperate with Lender in connection with the Foreclosure Proceedings, including but not limited to, executing and returning an original waiver of right to notice and hearing in form and substance attached hereto as Schedule III.

4. Deliveries by Borrower. Borrower covenants to Lender that within fifteen (15) business days after each written request therefor (to the extent that any of such items are in the possession or direct control of Borrower), Borrower will deliver or cause the following items relating to the Collateral to be delivered to Lender whether such request is made prior or subsequent to the date of this Agreement or the foreclosure of any of the Collateral: (i) any certificates of occupancy, licenses, and other governmental permits or notices; (ii) any surveys, plats, drawings, engineering reports, maps, plans and specifications, and other similar matters; (iii) any tax assessments, notices, bills and/or statements; and (iv) any keys necessary to obtain full access to the Collateral.

5. Lender Release. Concurrent with the execution of this Agreement, the Lender will enter into and issue a conditional release (the “Release”), pursuant to which Lender will fully and unconditionally release Borrower and CHCI (collectively, the “Obligors”) from any and all claims, liabilities, and obligations under the Loan Documents or otherwise with respect to the Loans and the Collateral which will become effective upon the Release Issuance Date. In no event shall the Release act to release CHCI from its obligations pursuant to the Deficiency Note (hereafter defined). The form of Release shall be as set forth on Schedule I attached to this Agreement. The Release shall be executed by the Lender and shall be held in escrow by Borrower’s counsel (the “Escrow Agent”) until the completion of the foreclosure of the Collateral by Lender (the “Release Issuance Date”) and shall thereafter be delivered to Borrower and CHCI by the Escrow Agent without further requirement or consent of the Parties. For the purposes of this Agreement, the completion of the foreclosure of the Collateral shall be the date on which title to all of the Collateral has been transferred by a recorded substitute trustee’s deed. So long as Lender completes the foreclosure of the Collateral by February 28, 2010, CHCI shall enter into an unsecured promissory note naming Lender as note holder and CHCI as Borrower for the sum of Twenty-Five Thousand and No/100ths Dollars ($25,000) (“Deficiency Note”). The Deficiency Note shall be executed concurrent with this Agreement and delivered to Escrow Agent to be held in escrow until Lender successfully completes the foreclosure of the Collateral. The form of the Deficiency Note shall be as set forth on Schedule II attached to this Agreement. If Lender fails to complete the foreclosure of the Collateral by February 28, 2010, the Deficiency Note shall be void and returned to the Obligors by Escrow Agent. Notwithstanding the foregoing, if the foreclosure of the Collateral is not complete by February 28, 2010 due to the imposition of an automatic stay resulting from a bankruptcy filing affecting the Borrower, then the February 28, 2010 deadline set forth in the preceding sentence shall be extended to a date no earlier than ninety (90) days after the date on which an order lifting the automatic stay with respect to the Collateral is entered. Failure to complete foreclosure of the Collateral by February 28, 2010 shall have no effect on the binding nature of the Release.

6. Reaffirmation of Obligations. Except as expressly stated in this Agreement, no action of Lender under this Agreement or otherwise shall act to release Borrower from its obligations to Lender under the Loan Documents, and any and all other indebtedness, obligations, and liabilities of Borrower to Lender (collectively hereinafter referred to as the “Obligations”), and all of said Obligations are hereby ratified and affirmed the same as if repeated on this date, and Borrower acknowledges that it has no legal or equitable defenses or offsets with respect to the Obligations until such time as the Release Issuance Date. Borrower ratifies and confirms all terms and conditions of the Obligations and the Loan Documents, and acknowledges that the same are in full force and effect and constitute the legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their terms.

7. Borrower Release. In consideration of Lender’s entering into this Agreement, Borrower and for itself and its respective heirs, executors, successors and assigns, hereby jointly and severally fully and forever releases, relinquishes, discharges, settles and compromises any and all claims, cross-claims, counterclaims, causes, damages and actions of every kind and character, and all suits, costs, damages, expenses, compensation and liabilities of every kind, character and description, whether direct or indirect, known or unknown, in law or in equity, which it has, had, may have, or will have against Lender, and/or any of its affiliates, parents, directors, agents, representatives, officers, employees, attorneys, consultants, or contractors (collectively, the “Released Lender Parties”) on account of, arising, or resulting from, or in any manner incidental to, any and every thing or event occurring or failing to occur at any time in the past up to and including the Effective Date hereof, including, without limitation, any claims relating to the Loans, the Loan Documents, any act and event relating to Lender’s administration of the Loans or the other Obligations, and any act and event relating to any Released Lender Parties. The foregoing does not act as a release of liability for obligations arising out of performance of this Agreement which shall be administered in accordance with the terms hereof and shall be enforceable by all Parties.

8. Representations and Warranties. In addition to all other representations and warranties set forth herein, Obligors represent, warrant, and covenant to and with Lender, which representations, warranties and covenants shall survive until the Obligations are indefeasibly released or otherwise satisfied in full, that:

(a) Obligors have the full power and authority to enter into this Agreement and to incur the obligations and consummate the transactions described herein and therein, all of which have been authorized by all proper and necessary corporate action where applicable.

(b) This Agreement constitutes the valid and legally binding obligation of Obligors enforceable in accordance with its terms and does not violate, conflict with, or constitute any default under any law, government regulation, organizational documents, or any other agreement or instrument binding upon or applicable to Obligors.

(c) No approval, authorization or other action by, or filing with, any governmental official, board or authority is required in connection with the execution and delivery of this Agreement, except such approvals and authorizations as have been received, such actions as have been taken, and such filings as have been made.

9. Consent to Relief from Stay. Borrower further agrees that, in the event that Borrower (by its own action or the action of any of its beneficial owners) shall, prior to the completed foreclosure of Collateral (i) file with any bankruptcy court of competent jurisdiction or be the subject of any petition for relief under the United States Bankruptcy Code, as amended, (ii) be the subject of any order for relief issued under the United States Bankruptcy Code, as amended, (iii) file any petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, receivership, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or other relief for debtors, or (iv) seek, consent to, or acquiesce in the appointment of any trustee, receiver, conservator, or liquidator, Lender will thereupon be entitled to relief from any automatic stay imposed by Section 362 of the United States

Bankruptcy Code or otherwise, on or against the exercise of the rights and remedies otherwise available to Lender as provided in any of the Loan Documents, and as otherwise provided by law, and Borrower hereby waives the benefits of such automatic stay and consent and agree to raise no objection to such relief.

10. No Waiver by Lender. No course of dealing and no delay or failure of Lender to exercise any right, power, or privilege under any of the Loan Documents will affect any other or future exercise of such right, power, or privilege. Any departure by Lender from the terms and conditions of the Loan Documents prior to the date of this Agreement will not limit or restrict Lender’s right to require that Borrower strictly perform and observe the terms and conditions of the Loan Documents until Obligor’s receipt of the Release.

11. Entire Agreement. This Agreement is the entire agreement among the parties relating to the specific subject matter of this Agreement and supersedes any prior agreements, commitments and understandings between the parties. The Recitals are incorporated into and made a part of this Agreement as if fully set forth in the body of this Agreement.

12. Full Knowledge. Obligors acknowledge having read this Agreement and consulting with counsel (or having had the opportunity to consult with counsel) before executing this Agreement; that Obligors have relied upon their own judgment and that of their counsel in executing same and have not relied on or been induced by any representation, statement or act by any other party referenced to herein which is not referred to in this Agreement; and that Obligors enter into this Agreement voluntarily, with full knowledge of its significance.

13. Construction. Each party acknowledges that it has participated in the negotiation of this Agreement and no provision of this Agreement shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured, dictated or drafted such provision. All terms of this Agreement were negotiated at arms-length, and this Agreement was prepared and executed without fraud, duress, undue influence or coercion of any kind exerted by any of the parties upon the other. The execution and delivery of this Agreement is the free and voluntary act of the parties.

14. Invalid Provision to Affect No Others. If, from any circumstances whatsoever, fulfillment of any provision of this Agreement shall involve transcending the limit of validity presently prescribed by any applicable law, with regard to obligations of like character and amount, then ipso facto the obligation to be fulfilled shall be reduced to the limit of such validity. Further, if any cause or provision herein contained operates or would prospectively operate to invalidate this Agreement, in whole or in part, then such clause or provision only shall be held for naught, as though not herein contained, and the remainder of this Agreement shall remain operative and in full force and effect.

15. Counterparts; Electronic Delivery. To facilitate execution, this Agreement may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties thereto. Any signature to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages. Delivery of an executed counterpart of this Agreement by telecopier or any other form of electronic transmission shall be equally as effective as delivery of an original executed counterpart thereof. Any party delivering an executed counterpart of this Agreement by telecopier or other electronic means also shall deliver an original executed counterpart of such instrument, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect thereof.

16. Modifications. This Agreement cannot be changed or terminated orally, is for the benefit of the parties hereto and their respective successors and assigns, and is binding upon the parties hereto in accordance with its terms.

17. Successors and Assigns. This Agreement shall bind and inure to the benefit of the parties hereto, including their respective successors and assigns.

18. Time is of the Essence. Time is of the essence in the performance of this Agreement.

19. Governing Law; Venue. This Agreement shall be construed and enforced in accordance with the laws of the State of North Carolina (without regard to the conflict of laws rules in effect from time to time in the State of North Carolina).

20. WAIVER OF JURY TRIAL. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, OBLIGORS AND LENDER HEREBY EXPRESSLY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN ANY LAWSUIT OR OTHER COURT ACTION RELATED TO THIS AGREEMENT, THE NOTE, THE OBLIGATIONS, AND THE OTHER LOAN DOCUMENTS, OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY, INCLUDING, WITHOUT LIMITATION, IN RESPECT TO ANY CLAIM, COUNTERCLAIM, THIRD-PARTY CLAIM, DEFENSE, OR SET-OFF ASSERTED IN ANY SUCH LAWSUIT OR COURT ACTION. ANY SUCH LAWSUIT OR COURT ACTION SHALL BE TRIED EXCLUSIVELY TO A COURT WITHOUT A JURY. OBLIGORS SPECIFICALLY ACKNOWLEDGE THAT THEIR EXECUTION OF THIS WAIVER OF JURY TRIAL IS A MATERIAL PORTION OF THE CONSIDERATION RECEIVED BY LENDER IN EXCHANGE FOR ITS ENTERING INTO THIS AGREEMENT.

[Signatures begin on the next page]

IN WITNESS WHEREOF, Obligors have executed this Agreement under seal as of the date first above written.

Borrower:

COMSTOCK HOMES OF RALEIGH, L.L.C.

By:	Comstock Homebuilding Companies, Inc. its Manager

By:
Christopher Clemente, CEO

CHCI: COMSTOCK HOMEBUILDING COMPANIES, INC.

By:
Name:
Title:

[Signatures continue on the next page]

IN WITNESS WHEREOF, Lender has executed this Agreement under seal as of the date first above written.

FIFTH THIRD BANK, successor by merger with Fifth Third Bank, N.A., successor by merger with First Charter Bank

By:
Name:	Tom Carroll
Title:	Vice President

[Signatures continue on the next page]

COMSTOCK HOMES OF RALEIGH, L.L.C.

STATE OF

COUNTY OF

(Place of Acknowledgment)

I certify that the following person(s) personally appeared before me this day, each acknowledging to me that he or she signed the foregoing document: Christopher Clemente.

Date:
Notary Public
[Official Seal]	Print Name:

My commission expires:

COMSTOCK HOMEBUILING COMPANIES, INC.

STATE OF

COUNTY OF

(Place of Acknowledgment)

I certify that the following person(s) personally appeared before me this day, each acknowledging to me that he or she signed the foregoing document: Christopher Clemente.

Date:
Notary Public
[Official Seal]	Print Name:

My commission expires:

SCHEDULE I

Form of Lender Release

RELEASE AND COVENANT NOT TO SUE

This Release is entered into the          day of November         , 2009 for the benefit of COMSTOCK HOMES OF RALEIGH, L.L.C., a North Carolina limited liability company (“CHOR” or “Borrower”) and COMSTOCK HOMEBUILDING COMPANIES, INC., a Delaware corporation (“CHCI”, and together with the Borrower, the “Obligors”) by FIFTH THIRD BANK, an Ohio banking corporation, successor by merger with Fifth Third Bank, N.A., successor by merger with First Charter Bank (“Lender”).

R E C I T A L S:

Lender and Obligors entered into that certain Forbearance and Conditional Release Agreement dated November         , 2009 (the “Agreement”). In consideration for entry into the Agreement, Lender has agreed to release Borrower from all claims and other matters relating to the Loans, the Loan Documents and the Collateral (as such terms are defined in the Agreement).

Lender has entered into this instrument to evidence the full release of Obligors.

NOW, THEREFORE, in consideration of the foregoing recitals, and other good and valuable consideration contained herein, the sufficiency of which is hereby acknowledged, Lender and Obligors agree as follows:

1. Capitalized terms not defined herein shall have the meanings ascribed to such terms by the Agreement.

2. Effective as of the Release Issuance Date (as defined in the Agreement) Lender, for itself and its respective heirs, personal representatives, administrators, successors, shareholders, predecessors, affiliates, assigns, officers, directors, employees, attorneys, and agents (collectively, the “Releasing Parties”) hereby absolutely, fully, and forever release, relinquish, waive, forever discharge, and covenant not to sue Borrower, its shareholders, officers, directors, agents, employees, attorneys, successors, assigns, and any other person or entity representing or acting on its behalf on account of any and all claims arising under the Loan Documents or otherwise with respect to the Loans and the Collateral which the Releasing Parties may have had, may presently have, or in the future may have against the Borrower arising from acts or omissions prior to the date hereof; provided, however, that the release and covenant not to sue granted by Lender in favor of Borrower shall be subject to the conditions subsequent that no Borrower (or any person acting on behalf of Borrower) has taken any action to frustrate Lender’s Foreclosure Proceedings up to and including the Release Issuance Date as that term is defined in the Agreement and no Borrower (or any person acting on behalf of Borrower) shall commence, join in, assist, cooperate in, or otherwise participate as an adverse party or as an adverse witness (except pursuant to compulsory legal process which either requires testimony or production of documents pursuant to subpoena powers) in any suit or other proceeding against Lender or any affiliate, officer, director, or employee of Lender, relating to the Loans (the “Condition(s)

Subsequent”). The Releasing Parties hereby absolutely, fully, and forever release, relinquish, waive, forever discharge, and covenant not to sue CHCI, its shareholders, officers, directors, agents, employees, attorneys, successors, assigns, and any other person or entity representing or acting on its behalf on account of any and all claims arising under the Loan Documents, this Agreement, or otherwise with respect to the Loans and the Collateral which the Releasing Parties may have had, may presently have, or in the future may have against CHCI. Provided this Release is timely delivered to CHCI and Borrower, it shall not release CHCI from its liability under the Deficiency Note, which shall remain in full force and effect in accordance with its terms.

3. The Releasing Parties acknowledge that this Release constitutes a legal, valid and binding obligation. Its terms cannot be modified except in writing signed by the party against whom the modification is sought to be enforced. The consideration referred to herein is not to be construed as an admission of liability and admitted to be sufficient to create binding obligations on all parties; provided, however, that upon the occurrence of a Condition Subsequent, this Release shall no longer be binding on the Lender.

4. This Release shall be binding upon the Releasing Parties’ respective successors and assigns.

5. This Release shall be governed by the laws of the State of North Carolina.

IN WITNESS WHEREOF, Lender has executed this Agreement under seal with the intention that this Release shall be effective as of the date first above written.

FIFTH THIRD BANK, an Ohio banking corporation, successor by merger with Fifth Third Bank, N.A., successor by merger with First Charter Bank

By:
Name:	Tom Carroll
Title:	Vice President

SCHEDULE II

SUBORDINATED DEFICIENCY NOTE

$ 25,000	November , 2009

FOR VALUE RECEIVED, the undersigned, COMSTOCK HOMEBUILDING COMPANIES, INC., a Delaware corporation (the “Borrower”), promises to pay to the order of FIFTH THIRD BANK, an Ohio banking corporation (the “Noteholder”), the sum of Twenty-Five Thousand Dollars and No/cents ($25,000) (the “Subordinated Deficiency Note”), or so much thereof as shall remain unpaid; this Note being non-interest bearing provided that Borrower is not in default of its obligations hereunder. This Subordinated Deficiency Note is issued pursuant to that certain Forebearance and Conditional Release Agreement of even date herewith (the “Agreement”). Borrower hereby agrees to pay Noteholder in full on the Maturity Date (as defined herein). As consideration for the entry into this Subordinated Deficiency Note and payment by Borrower hereunder, Noteholder has executed the release contained in the Agreement.

B. Maturity. The unpaid principal amount of this Subordinated Deficiency Note shall mature and become due and payable in full on the date that is three (3) years from the date hereof (the “Maturity Date”).

C. Default. In addition to all other rights contained in this Subordinated Deficiency Note, the Borrower hereby expressly agrees that if there is a default in the payment of any amount due under this Subordinated Deficiency Note and if such default shall continue uncorrected for a period of fifteen (15) days after notice of such default is given by the Noteholder to the Borrower (a “Default”), then in such event this Subordinated Deficiency Note shall bear interest at the rate of three percent (3%) per annum (the “Default Rate”) from and after the Maturity Date.

D. Notices. Any notice, request, or demand to be given to the Borrower under this Subordinated Deficiency Note shall be in writing and shall be deemed to have been given if delivered to the Borrower at 11465 Sunset Hills Road, Suite 500, Reston, Virginia 20190, Attention: Mr. Christopher Clemente, copy to Mr. Jubal Thompson by e-mail to jthompson@comstockhomebuilding.com, either (i) on the date of delivery of the notice to the Borrower by hand, or (ii) the next business day following the day on which the same shall have been placed in the hands of a nationally recognized courier service for overnight delivery to the Borrower, with all charges prepaid and tracking information retained, addressed to the Borrower at the address provided herein.

E. Purpose of Loan. The Borrower hereby represents and warrants that the loan evidenced hereby was made and transacted solely for the purpose of carrying on a business.

F. Prepayment. Subject to Paragraph 8 below, this Subordinated Deficiency Note may be prepaid, in whole or in part, at any time without penalty or premium.

G. Choice of Law. The validity and construction of this Subordinated Deficiency Note and all matters pertaining thereto are to be determined according to the laws of the State of North Carolina.

H. Enforceability. In the event any provision of this Subordinated Deficiency Note (or any part of any provision) is held by a court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision (or remaining part of the affected provision) of this Subordinated Deficiency Note; but this Subordinated Deficiency Note shall be construed as if such invalid, illegal or unenforceable provision (or part thereof) had not been contained in this Subordinated Deficiency Note, but only to the extent it is invalid, illegal or unenforceable. This Subordinated Deficiency Note may not be changed orally, but only by an agreement in writing signed by the parties against whom enforcement of any waiver, change, modification or discharge is sought.

I. Subordination. By acceptance of this Subordinated Deficiency Note, each holder of the Subordinated Indebtedness (as defined below) agrees to each of the following provisions:

1. As used in this Paragraph 8, the following terms have the following respective meanings:

“Agents” means the Guggenheim Agent and the KeyBank Agent.

“Bankruptcy Code” means 11 U.S.C. §101 et seq., as from time to time hereafter amended, and any successor or similar statute.

“Collateral” means the Guggenheim Collateral and the KeyBank Collateral.

“Enforcement Action” means the commencement of any litigation or proceeding at law or in equity, the commencement of any foreclosure proceeding, the exercise of any statutory or non-judicial power of sale, the taking of a deed or assignment in lieu of foreclosure, seeking to obtain a judgment, seeking the appointment of or the obtaining of a receiver or the taking of any other enforcement action against, or the taking of possession or control of, or the exercise of any rights or remedies with respect to, any Obligor or the Collateral, any other property or assets of any Obligor or any portion thereof.

“Guggenheim Agent” means Guggenheim Corporate Funding, LLC, in its capacity as the administrative agent under the Guggenheim Senior Loan Documents.

“Guggenheim Collateral” means all of the real, personal and other property now or hereafter encumbered by or securing the Guggenheim Senior Note, the Guggenheim Senior Loan Agreement, the Guggenheim Senior Security Documents, or the Guggenheim Senior Guaranty, or any documents now or hereafter entered into or delivered in connection with any of them, and all of each Guggenheim Obligor’s right, title and interest in and to such property, whether existing or future, and all security interests, security titles, liens, claims, pledges, encumbrances, conveyances, endorsements and guaranties of whatever nature now or hereafter securing any Guggenheim Obligor’s obligations under the Guggenheim Senior Loan Documents or any part thereof, and all products and proceeds of the foregoing; provided, however, that notwithstanding anything herein to the contrary, “Guggenheim Collateral” shall not include the KeyBank Collateral.

“Guggenheim Obligors” means Comstock Penderbrook, L.C., Borrower and each other obligor or guarantor of or with respect to any part of the Guggenheim Senior Debt.

“Guggenheim Senior Debt” means (i) principal of, premium, if any, and interest on, the Guggenheim Senior Note or pursuant to the Guggenheim Senior Loan Agreement (whether payable under the Guggenheim Senior Note, the Guggenheim Senior Loan Agreement, the Guggenheim Senior Guaranty, or any other Guggenheim Senior Loan Document), (ii) prepayment fees, yield maintenance charges, breakage costs, late charges, default interest, agent’s fees, costs of collection, protective advances, advances to cure defaults, and indemnities, and (iii) any other amount or obligations (including any fee or expense) due or payable with respect to the Guggenheim Senior Loan or any of the Guggenheim Senior Loan Documents (including interest and any other of the foregoing amounts accruing after the commencement of any Insolvency Proceeding, and any other interest that would have accrued but for the commencement of such Insolvency Proceeding, whether or not any such interest is allowed as an enforceable claim in such Insolvency Proceeding and regardless of the value of the Guggenheim Collateral at the time of such accrual), whether outstanding on the date of this Subordinated Deficiency Note or hereafter incurred, whether as a secured claim, undersecured claim, unsecured claim, deficiency claim or otherwise, and all renewals, modifications, amendments, supplements, consolidations, restatements, extensions, refinances, and refundings of any thereof.

“Guggenheim Senior Guaranty” means that certain Carve-Out Guaranty dated as of February 27, 2007 executed by Borrower in favor of the Guggenheim Agent for the benefit of the Guggenheim Senior Lenders, as the same may be from time to time amended, extended, supplemented, consolidated, renewed, restated or otherwise modified.

“Guggenheim Senior Lenders” means financial institutions or designated entities from time to time as defined in the Guggenheim Senior Loan Agreement.

“Guggenheim Senior Loan” means the up to $28,000,000 credit facility provided pursuant to the Guggenheim Senior Loan Agreement, as the same may be amended, modified, increased, consolidated, restated, or replaced.

“Guggenheim Senior Loan Agreement” means that certain Loan Agreement dated as of February 22, 2007 executed by Comstock Penderbrook, L.C. and Guggenheim Corporate Funding, LLC, individually and as Administrative Agent for the Guggenheim Senior Lenders, and certain other parties now or hereafter a party thereto, as modified by that certain First Amendment to Loan Agreement dated April 10, 2007, and as further modified by Forbearance Agreement and Second Amendment to Loan Agreement dated January 27, 2009, and as further modified by Third Amendment to Loan Agreement dated on or near the date hereof, and as the same may be further amended, modified, increased, consolidated, restated or replaced.

“Guggenheim Senior Loan Documents” means the Guggenheim Senior Security Documents, the Guggenheim Senior Note, the Guggenheim Senior Loan Agreement, the Guggenheim Senior Guaranty, and any other documents, agreements or instruments now or hereafter executed and delivered by or on behalf of any Guggenheim Obligor or any other person or entity in connection with the Guggenheim Senior Loan, and any documents, agreements or instruments hereafter executed and delivered by or on behalf of any Guggenheim Obligor or any other person or entity in connection with any refinancing of the Guggenheim Senior Loan, as any of the same may be from time to time amended, extended, supplemented, consolidated, renewed, restated, or otherwise modified.

“Guggenheim Senior Note” means that certain Promissory Note dated February 22, 2007 executed by Comstock Penderbrook, L.C. in favor of the Guggenheim Corporate Funding, LLC, as originally executed, or if varied, extended, supplemented, consolidated, amended, replaced, renewed, modified, or restated from time to time as so varied, extended, supplemented, consolidated, amended, replaced, renewed, modified, or restated.

“Guggenheim Senior Security Documents” means the “Security Documents” as defined in the Guggenheim Senior Loan Agreement, and each other Guggenheim Senior Loan Document securing any or all of the Guggenheim Senior Loan, together with any and all acknowledgments, powers, certificates, UCC financing statements, or other documents or instruments executed and delivered in connection therewith.

“Insolvency Proceeding” means any proceeding, whether voluntary or involuntary, under the Bankruptcy Code, or any other bankruptcy, insolvency, liquidation, reorganization, composition, extension, arrangement, adjustment or other similar proceeding concerning any Obligor, any action for the winding-up or dissolution of any Obligor, any proceeding (judicial or otherwise) concerning the application of the assets of any Obligor for the benefit of its creditors, the appointment of or any proceeding seeking the appointment of a trustee, receiver or other similar custodian for all or any substantial part of the assets of any Obligor, a general assignment for the benefit of creditors or any proceeding or action seeking the marshaling of the assets and liabilities of any Obligor, or any other action concerning the adjustment of the debts of any Obligor or the cessation of business by any Obligor, in each case under any applicable domestic or foreign federal or state law. For the purposes hereof, an “Insolvency Proceeding” shall also include the taking, seeking or approving of any action in any proceeding described in the foregoing sentence by, against or concerning any other person or entity that could adversely affect any Obligor, any other obligor with respect to the Subordinated Indebtedness, the Collateral, the Senior Loan Documents, the Agents, the Senior Lenders or any Judicial Proceeding under the Senior Security Documents or any other Senior Loan Document.

“Judicial Proceeding” means one or more proceedings by one or more holders of Senior Debt before a state or federal court (having jurisdiction with respect thereto) to collect the Senior Debt following an acceleration of the maturity thereof as a result of a default.

“KeyBank Agent” means KeyBank National Association, in its capacity as the agent under the KeyBank Senior Loan Documents, or any successor agent under the KeyBank Senior Loan Documents.

“KeyBank Cash Collateral Agreement” means that certain Cash Collateral Agreement dated on or near the date herewith executed by Borrower in favor of the KeyBank Agent for the benefit of the KeyBank Senior Lenders, and as may be further amended, modified, increased, consolidated, restated or replaced.

“KeyBank Collateral” means all of the real, personal and other property now or hereafter encumbered by or securing the KeyBank Senior Note, the KeyBank Senior Loan Agreement, the KeyBank Senior Security Documents, the KeyBank Cash Collateral Agreement, or the KeyBank Senior Guaranty, or any documents now or hereafter entered into or delivered in connection with any of them, and all of each KeyBank Obligor’s right, title and interest in and to such property, whether existing or future, and all security interests, security titles, liens, claims, pledges, encumbrances, conveyances, endorsements and guaranties of whatever nature now or hereafter securing any KeyBank Obligor’s obligations under the KeyBank Senior Loan Documents or any part thereof, and all products and proceeds of the foregoing; provided, however, that notwithstanding anything herein to the contrary, “KeyBank Collateral” shall not include the Guggenheim Collateral.

“KeyBank Obligors” means Comstock Station View, L.C., a Virginia limited liability company, Comstock Potomac Yard, L.C., a Virginia limited liability company, Borrower, and each other obligor or guarantor of or with respect to any part of the KeyBank Senior Debt.

“KeyBank Senior Assignment of Interests” means that certain Assignment of Interests dated March 14, 2008 executed by Borrower in favor of KeyBank Agent for the benefit of the KeyBank Senior Lenders, as the same may be from time to time amended, extended, supplemented, consolidated, renewed, restated or otherwise modified.

“KeyBank Senior Debt” means the (i) principal of, premium, if any, and interest on, the KeyBank Senior Note or pursuant to the KeyBank Senior Loan Agreement (whether payable under the KeyBank Senior Note, the KeyBank Senior Loan Agreement, the KeyBank Senior Guaranty, or any other KeyBank Senior Loan Document), (ii) prepayment fees, yield maintenance charges, breakage costs, late charges, default interest, agent’s fees, costs of collection, protective advances, advances to cure defaults, and indemnities, and (iii) any other amount or obligations (including any fee or expense) due or payable with respect to the KeyBank Senior Loan or any of the KeyBank Senior Loan Documents (including interest and any other of the foregoing amounts accruing after the commencement of any Insolvency Proceeding, and any other interest that would have accrued but for the commencement of such Insolvency Proceeding, whether or not any such interest is allowed as an enforceable claim in such Insolvency Proceeding and regardless of the value of the KeyBank Collateral at the time of such accrual), whether outstanding on the date of this Subordinated Deficiency Note or hereafter incurred, whether as a secured claim, undersecured claim, unsecured claim, deficiency claim or otherwise, and all renewals, modifications, amendments, supplements, consolidations, restatements, extensions, refinances, and refundings of any thereof.

“KeyBank Senior Guaranty” means that certain Unconditional Guaranty of Payment and Performance dated as of March 14, 2008 executed by Borrower in favor of the KeyBank Agent for the benefit of the KeyBank Senior Lenders, as the same may be from time to time amended, extended, supplemented, consolidated, renewed, restated or otherwise modified.

“KeyBank Senior Lenders” means “Lenders” as defined in the KeyBank Senior Loan Agreement.

“KeyBank Senior Loan” means the up to $40,391,200.00 credit facility provided pursuant to the KeyBank Senior Loan Agreement, as the same may be amended, modified, increased, consolidated, restated, or replaced.

“KeyBank Senior Loan Agreement” means that certain Loan Agreement dated as of March 14, 2008 executed by Comstock Station View, L.C., a Virginia limited liability company, and Comstock Potomac Yard, L.C., a Virginia limited liability company, and KeyBank National Association, individually and as Agent for the KeyBank Senior Lenders, and certain other parties now or hereafter a party thereto, as modified by that certain First Amendment to Loan Agreement dated on or near the date hereof, and as the same may be further amended, modified, increased, consolidated, restated or replaced.

“KeyBank Senior Loan Documents” means the KeyBank Senior Security Documents, the KeyBank Senior Note, the KeyBank Senior Loan Agreement, the KeyBank Senior Guaranty, the KeyBank Senior Assignment of Interests and any other documents, agreements or instruments now or hereafter executed and delivered by or on behalf of any KeyBank Obligor or any other person or entity in connection with the KeyBank Senior Loan, and any documents, agreements or instruments hereafter executed and delivered by or on behalf of any KeyBank Obligor or any other person or entity in connection with any refinancing of the KeyBank Senior Loan, as any of the same may be from time to time amended, extended, supplemented, consolidated, renewed, restated, or otherwise modified.

“KeyBank Senior Note” means that certain Amended and Restated Note dated March 14, 2008 executed by Comstock Station View, L.C., a Virginia limited liability company, and Comstock Potomac Yard, L.C., a Virginia limited liability company in favor of KeyBank National Association, as originally executed, or if varied, extended, supplemented, consolidated, amended, replaced, renewed, modified, or restated from time to time as so varied, extended, supplemented, consolidated, amended, replaced, renewed, modified, or restated.

“KeyBank Senior Security Documents” means the “Security Documents” as defined in the KeyBank Senior Loan Agreement, the KeyBank Cash Collateral Agreement, and each other KeyBank Senior Loan Document securing any or all of the KeyBank Senior Loan, together with any and all acknowledgments, powers, certificates, UCC financing statements, or other documents or instruments executed and delivered in connection therewith.

“Obligors” means the Guggenheim Obligors and the KeyBank Obligors.

“Senior Debt” means the Guggenheim Senior Debt and the KeyBank Senior Debt.

“Senior Lender Sharing Ratio” means as of the date of determination thereof, with respect to the Guggenheim Senior Debt, the outstanding principal amount due on the Guggenheim Senior Guaranty divided by the total outstanding principal balance of the KeyBank Senior Debt plus the outstanding principal amount due on the Guggenheim Senior Guaranty, and means, with respect to the KeyBank Senior Debt, the outstanding principal balance of the KeyBank Senior Debt divided by the total outstanding principal balance of the KeyBank Senior Debt plus the outstanding principal amount due on the Guggenheim Senior Guaranty.

“Senior Lenders” means the KeyBank Senior Lenders and the Guggenheim Senior Lenders.

“Senior Loan Documents” means the Guggenheim Senior Loan Documents and the KeyBank Senior Loan Documents.

“Senior Security Documents” means the Guggenheim Senior Security Documents and the KeyBank Senior Security Documents.

“Subordinated Indebtedness” means the principal amount of the indebtedness evidenced by this Subordinated Deficiency Note, together with interest, breakage or other amount, if any, due thereon or payable with respect thereto, whether the same is payable by Borrower or any other Obligor.

“Subsidiary” means any corporation, association, partnership, trust, or other business entity of which the designated parent shall at any time own directly or indirectly through a Subsidiary or Subsidiaries at least a majority (by number of votes or controlling interests) of the outstanding Voting Interests.

“Voting Interests” means stock or similar ownership interests, of any class or classes (however designated), the holders of which are at the time entitled, as such holders, (a) to vote for the election of a majority of the directors (or persons performing similar functions) of the corporation, association, partnership, trust or other business entity involved, or (b) to control, manage, or conduct the business of the corporation, partnership, association, trust or other business entity involved.

Borrower for itself and its successors and assigns, and for its Subsidiaries and the successors and assigns of such Subsidiaries, covenants and agrees, and each holder of the Subordinated Indebtedness, by its acceptance of this Subordinated Deficiency Note, shall be deemed to have agreed, notwithstanding anything to the contrary in this Subordinated Deficiency Note, that the payment of the Subordinated Indebtedness shall be subordinated and junior in right and time of payment and all other respects, to the prior indefeasible payment in full, in cash, of all Senior Debt, and that each holder of Senior Debt, whether now outstanding or hereafter created, incurred, assumed or guaranteed, shall be deemed to have acquired Senior Debt in reliance upon the provisions contained in this Paragraph 8.

2. Upon any distribution of the assets of Borrower in any Insolvency Proceeding relating to Borrower, or to its respective creditors as such, then and in any such event:

(a) the holders of the Senior Debt shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Debt, before any payment, whether in cash, property, or securities is made on account of or applied to the Subordinated Indebtedness; and

(b) any payment, whether in cash, property or securities, to which the holders of the Subordinated Indebtedness would be entitled except for the provisions of this Paragraph 8, shall be paid or delivered, to the extent permitted by law, by any debtor, custodian, liquidating trustee, agent, or other person making such payment, directly to the holders of the Senior Debt, or their representative or representatives, in amounts computed in accordance with each applicable Senior Lender Sharing Ratio, for application to the payment thereof, to the extent necessary to pay all such Senior Debt in full, after giving effect to any concurrent payment or distribution, or provision therefor, to the holders of such Senior Debt.

3. Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly, make or agree to make, and neither the holder nor any assignee or successor holder of any Subordinated Indebtedness or agent for any of them will accept or receive any payment or distribution in cash, property or securities by set-off or otherwise, direct or indirect, or by repurchase, redemption or retirement, of or on account of all or any portion of any Subordinated Indebtedness until such time as the Senior Debt shall have been indefeasibly paid in full in cash, and Senior Lenders have no further obligation to make advances which would constitute Senior Debt.

4. If any payment or distribution of any kind or character, whether in cash, property or securities shall be received by any holder of any of the Subordinated Indebtedness or any agent for such persons in contravention of this Paragraph 8, such payment or distribution shall, to the extent permitted by law, be held in trust for the benefit of, and shall be paid over or delivered and transferred to, the holders of the Senior Debt, or their representative or representatives, in amounts computed in accordance with each applicable Senior Lender Sharing Ratio, for application to the payment thereof, to the extent necessary to pay all such Senior Debt in full, after giving effect to any concurrent payment or distribution, or provision therefor, to the holders of such Senior Debt.

5. By acceptance of this Subordinated Deficiency Note, each holder of the Subordinated Indebtedness hereby absolutely and irrevocably waives, to the fullest extent permitted by law, any rights it may have, by contract, at law or in equity, to be subrogated to the Agents’ and the Senior Lenders’ rights against the Obligors under the Senior Loan Documents or to the Agents’ liens and security interests on any of the Collateral.

6. The Agents and the Senior Lenders shall be third party beneficiaries of the subordination provisions in this Paragraph 8; provided, however, nothing in this Subordinated Deficiency Note shall obligate the KeyBank Senior Lenders to share the KeyBank Collateral with the Guggenheim Senior Lenders, or for the Guggenheim Senior Lenders to share the Guggenheim Collateral with the KeyBank Senior Lenders. The provisions of this Paragraph 8 are solely for the purpose of defining the relative rights of the holders of Senior Debt on the one hand and the holders of Subordinated Indebtedness on the other hand, and (i) subject to the rights, if any, under this Paragraph 8 of the holders of Senior Debt, nothing in this Paragraph 8 shall (1) impair as between Borrower and the holder of any Subordinated Indebtedness the obligation of Borrower, which is unconditional and absolute, to pay the Subordinated Indebtedness to the holder thereof in accordance with the terms thereof, (2) subject to Paragraphs 8(h) and 8(i) prevent the holder of any Subordinated Indebtedness from exercising all remedies otherwise available to such holder, or (3) affect the relative rights of the holders of the

Subordinated Indebtedness and creditors of Borrower other than the holders of the Senior Debt, and (ii) no person or entity is entitled to any third party beneficiary rights or other similar rights on account of or under this Paragraph 8 other than the holders of the Senior Debt. The failure to make any payment due in respect of the Subordinated Indebtedness or to comply with any of the terms and conditions of this Subordinated Deficiency Note by reason of any provision of this Paragraph 8 shall not be construed as preventing the occurrence of any default under this Subordinated Deficiency Note.

7. Until such time as the KeyBank Senior Debt shall have been indefeasibly paid in full in cash, and the KeyBank Senior Lenders have no further obligation to make advances under the KeyBank Senior Loan Documents, by acceptance of this Subordinated Deficiency Note, each holder of the Subordinated Indebtedness agrees that it shall not take any of the following actions with respect to the Subordinated Indebtedness until ninety-one (91) days following the indefeasible payment in full of the KeyBank Senior Debt in cash without the prior written consent of the “Majority Lenders” (as defined in the KeyBank Senior Loan Agreement):

(i) Declare a default or event of default under this Subordinated Deficiency Note, accelerate all or any portion of the amounts due under this Subordinated Deficiency Note or exercise any of its remedies (including, without limitation, any Enforcement Action) under this Subordinated Deficiency Note or at law or in equity;

(ii) Commence, directly or indirectly, any legal or other proceedings against any KeyBank Obligor, or commence any Enforcement Action against any KeyBank Obligor or the KeyBank Collateral; or

(iii) Consent to or enter into any amendment or modification of any of this Subordinated Deficiency Note; or

(iv) Commence, directly or indirectly, or consent to any Insolvency Proceeding by or against any KeyBank Obligor.

The holder of the Subordinated Indebtedness shall have no right, lien or claim in and to the KeyBank Collateral and the proceeds thereof (including, without limitation, any rights with respect to insurance proceeds or condemnation awards), or any other property or assets of any KeyBank Obligor until such time as the periods described in Paragraph 8(h) hereof shall have lapsed.

8. Until such time as the Guggenheim Senior Debt shall have been indefeasibly paid in full in cash, and the Guggenheim Senior Lenders have no further obligation to make advances under the Guggenheim Senior Loan Documents, by acceptance of this Subordinated Deficiency Note, each holder of the Subordinated Indebtedness agrees that it shall not take any of the following actions with respect to the Subordinated Indebtedness until ninety-one (91) days following the indefeasible payment in full of the Guggenheim Senior Debt in cash without the prior written consent of the Administrative Agent (as defined in the Guggenheim Senior Loan Agreement):

(i) Declare a default or event of default under this Subordinated Deficiency Note, accelerate all or any portion of the amounts due under this Subordinated Deficiency Note or exercise any of its remedies (including, without limitation, any Enforcement Action) under this Subordinated Deficiency Note or at law or in equity;

(ii) Commence, directly or indirectly, any legal or other proceedings against any Guggenheim Obligor, or commence any Enforcement Action against any Guggenheim Obligor or the Guggenheim Collateral; or

(iii) Consent to or enter into any amendment or modification of any of this Subordinated Deficiency Note; or

(iv) Commence, directly or indirectly, or consent to any Insolvency Proceeding by or against any Guggenheim Obligor.

The holder of the Subordinated Indebtedness shall have no right, lien or claim in and to the Guggenheim Collateral and the proceeds thereof (including, without limitation, any rights with respect to insurance proceeds or condemnation awards), or any other property or assets of any Guggenheim Obligor until such time as the periods described in Paragraph 8(i) hereof shall have lapsed.

9. By acceptance of this Subordinated Deficiency Note, each holder of the Subordinated Indebtedness hereby expressly waives any rights to require or request that the Agents, or either of them, or the Senior Lenders marshal the Collateral in favor of the holder of the Subordinated Indebtedness or to equitably subordinate the rights, liens or security interests of the Agents, or either of them, or the Senior Lenders, or either of them, under the Senior Loan Documents, whether pursuant to the Bankruptcy Code or otherwise. The Agents, or either of them, and the Senior Lenders, or any of them, shall have the right at any and all times to determine the order in which, or whether, (i) recourse is sought against any Obligor or any other obligor with respect to the Senior Debt, or (ii) any or all of the Collateral shall be enforced. Each holder of the Subordinated Indebtedness hereby waives any and all rights to require that the Agents, or either of them, and/or the Senior Lenders, or any of them, pursue or exhaust any rights or remedies with respect to any Obligor or any other party prior to exercising their rights and remedies with respect to the Collateral or any other property or assets of the Obligors. The Agents, or either of them, and the Senior Lenders, or any of them, may forbear collection, grant indulgences, release, compromise or settle the Senior Debt, or sell, take, exchange, surrender or release collateral or security therefor, consent to or waive any breach of, or any act, omission or default under, any of the Senior Loan Documents, apply any sums received by or realized upon by the Agents, or either of them, and the Senior Lenders, or any of them, against liabilities of the Obligors to the Agents, or either of them, and the Senior Lenders, or any of them, in such order as the Agents, or either of them, and the Senior Lenders, or any of them, shall determine in their sole discretion, and otherwise deal with any and all parties and the Collateral or other property or assets of the Obligors as they deem appropriate. The Agents and the Senior Lenders shall have no liability to the holder of the Subordinated Indebtedness for, and each holder of the Subordinated Indebtedness hereby waives any claim, right, action or cause of action which it may now or hereafter have against the Agents, or either of them, and the Senior Lenders, or any of them, arising out of, any waiver, consent, release, indulgence, extension, delay or other action or omission, any release of any Obligor, release of any of the Collateral, the failure to realize upon any Collateral or other property or assets of any Obligor, or the failure to exercise any rights or remedies of the Agents, or either of them, and the Senior Lenders, or any of them, under the Senior Loan Documents.

10. Each holder of the Subordinated Indebtedness hereby expressly consents to and authorizes, at the option of each Agent, the amendment, extension, restatement, consolidation, increase, renewal, refinance or other modification, in whole or in part, of all or any of the Senior Loan Documents, including, without limitation, increasing or decreasing the stated principal amount of either Senior Loan, extending or shortening the term of either Senior Loan, increasing or decreasing the interest rate payable as provided in any of the Senior Loan Documents or altering any other payment terms under any of the Senior Loan Documents.

11. By acceptance of this Subordinated Deficiency Note, each holder of the Subordinated Indebtedness acknowledges that no Agent and no Senior Lender has made nor do any of them now make any representations or warranties, express or implied, nor do they assume any liability to any holder of the Subordinated Indebtedness, with respect to the creditworthiness or financial condition of any Obligor or any other person. Each holder of the Subordinated Indebtedness acknowledges that it has, independently and without reliance upon the Agents, or either of them, or the Senior Lenders, or any of them, and based upon such information and documents as it has deemed appropriate, made its own credit analysis and decision to accept this Subordinated Deficiency Note and the Subordinated Indebtedness. Each holder of the Subordinated Indebtedness will, independently and without reliance upon the Agents, or either of them, or the Senior Lenders, or any of them, based upon such information and documents as it deems appropriate at the time, continue to make its own credit analysis and decisions in taking or not taking action under this Subordinated Deficiency Note. No Agent and no Senior Lender shall have any duty or responsibility, either initially or on a continuing basis, to provide any holder of the Subordinated Indebtedness with any credit or other information with respect to any Obligor, whether coming into its possession before the making of any Senior Loan or at any time or times thereafter. Each holder of the Subordinated Indebtedness agrees that no Agent an no Senior Lender owes any fiduciary duty to the holder of the Subordinated Indebtedness in connection with the administration of any Senior Loan or any Senior Loan Document and the holder of the Subordinated Indebtedness agrees not to assert any such claim.

12. The provisions of this Paragraph 8 shall be applicable both before and after the commencement, whether voluntary or involuntary, of any Insolvency Proceeding by or against any Obligor and all references herein to any Obligor shall be deemed to apply to any such Obligor as a debtor-in-possession and to any trustee in bankruptcy for the estate of any such Obligor. Furthermore, this Paragraph 8 and the subordinations contained herein shall apply notwithstanding the fact that all or any part of the Senior Debt or any claim for or with respect to all of any part of the Senior Debt is subordinated, avoided or disallowed, in whole or in part, in any Insolvency Proceeding or other applicable federal, state or foreign law. Without limiting the foregoing, by acceptance of this Subordinated Deficiency Note, each holder of the Subordinated Indebtedness expressly covenants and agrees that this Subordinated Deficiency Note is enforceable under applicable bankruptcy law and should be enforced under Section 510(a) of the Bankruptcy Code. Until such time as the Senior Debt has been indefeasibly paid in full in cash and Senior Lenders have no further obligation to make any advances which would constitute

Senior Debt, the holders of the Subordinated Indebtedness shall not, and shall not solicit any person or entity to: (i) seek, commence, file, institute, consent to or acquiesce in any Involuntary Proceeding with respect to any Obligor or the Collateral; (ii) seek to consolidate any Obligor with any other person or entity in any Insolvency Proceeding; or (iii) take any action in furtherance of any of the foregoing.

13. Each holder of the Subordinated Indebtedness hereby agrees that it shall not challenge the validity or amount of any claim submitted in such Insolvency Proceeding by the Agents, or either of them, or the Senior Lenders, or any of them, or any valuations of the Collateral submitted by the Agents, or either of them, or the Senior Lenders, or any of them, in such Insolvency Proceeding or take any other action in such Insolvency Proceeding, which is adverse to their enforcement of any claim or receipt of adequate protection (as that term is defined in the Bankruptcy Code).

14. To the extent any transfer, payment or distribution of assets with respect to all or any portion of the Senior Debt (whether in cash, property or securities and whether by or on behalf of any Obligor as proceeds of security or enforcement of any right of setoff or otherwise) is declared to be fraudulent or preferential, set aside or required to be paid to any Obligor, the estate in bankruptcy thereof, any third party, or a trustee, receiver or other similar party under any bankruptcy, insolvency, receivership or similar law, then if such payment is recovered by, or paid over to, any Obligor, the estate in bankruptcy thereof, any third party, or such trustee, receiver or other similar party, the Senior Debt or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment or distribution had not occurred, and this Paragraph 8 and the agreements and subordination contained herein shall be reinstated with respect to any such transfer, payment or distribution. No Agent shall be required to contest any such declaration or obligation to return such payment or distribution.

15. Each holder of the Subordinated Indebtedness intentionally and unconditionally waives and relinquishes any right to challenge the validity, enforceability and binding effect of any of the Senior Security Documents or the other Senior Loan Documents, and any lien, encumbrance, claim or security interest now or hereafter created thereunder, or the attachment, perfection or priority thereof, regardless of the order of recording or filing of any thereof, or compliance by the Agents, or either of them, or the Senior Lenders, or any of them, with the terms of any of the Senior Security Documents or any of the other Senior Loan Documents, by reason of any matter, cause or thing now or hereafter occurring, nor shall the holder of the Subordinated Indebtedness raise any such matter, cause or thing as a defense to the enforcement thereof.

16. Each holder of the Subordinate Debt agrees that it will not in any manner challenge, oppose, object to, interfere with or delay (i) the validity or enforceability of this Subordinated Deficiency Note, including without limitation, any provisions regarding the relative priority of the rights and duties of the Agents, or either of them, and Senior Lenders, or any of them, and the holder of the Subordinated Indebtedness, or (ii) any Agent’s or any Senior Lender’s security interest in, liens on and rights as to the Obligors, and any Collateral or any other property or assets of any Obligor, or any Enforcement Actions of the Agents, or either of them, or the Senior Lender, or any of them, (including, without limitation, any efforts by the Agents, or either of them, to obtain relief from the automatic stay under Section 362 of the Bankruptcy Code).

IN WITNESS WHEREOF, the Borrower has executed and sealed, or caused to be executed and sealed, this Note on the date first above written.

BORROWER:

Comstock Homebuilding Companies, Inc.

By:	(SEAL)
Name: Christopher Clemente
Title: CEO

SCHEDULE III

STATE OF NORTH CAROLINA	IN THE GENERAL COURT OF JUSTICE
SUPERIOR COURT DIVISION
COUNTY OF WAKE	09-SP-______

IN THE MATTER OF THE FORECLOSURE of a Future Advance Deed of Trust from Comstock Homes of Raleigh, L.L.C. dated and recorded on May 31, 2007 in Book 12580 at Page 782 as supplemented by a Supplement to Deed of Trust from Comstock Homes of Raleigh, L.L.C. dated July 19, 2007 and recorded on July 20, 2007 in Book 12664 at Page 791 of the Wake County Public Registry by Barry D. Mann (Substitute Trustee)	WAIVER OF THE RIGHT TO NOTICE AND HEARING PURSUANT TO NORTH CAROLINA GENERAL STATUTES § 45-21.16(f)

Pursuant to the provisions of North Carolina General Statutes § 45-21.16(f), the undersigned Comstock Homes of Raleigh, L.L.C. hereby waives the right to notice and hearing in any foreclosure proceeding under that Future Advance Deed of Trust dated May 31, 2007 from Comstock Homes of Raleigh, L.L.C. for the benefit of First Charter Bank (now Fifth Third Bank, an Ohio banking corporation, successor by merger with Fifth Third Bank, N.A., a national association, successor by merger with First Charter Bank, a state banking corporation) and recorded in Book 12580 at Page 782 in the Wake County Public Registry as supplemented by that Supplement to Deed of Trust dated July 19, 2007 and recorded on July 20, 2007 in Book 12664 at Page 791 of the Wake County Public Registry by and between Comstock Homes of Raleigh, L.L.C., as borrower and First Charter Bank First Charter Bank (now Fifth Third Bank, an Ohio banking corporation, successor by merger with Fifth Third Bank, N.A., a national association, successor by merger with First Charter Bank, a state banking corporation), as beneficiary (as supplemented, the “Deed of Trust”).

The undersigned further acknowledges and represents that the original principal amount of the indebtedness secured by the Deed of Trust exceeds One Hundred Thousand Dollars ($100,000) as required by statute and that this waiver is made after default under the terms of the Deed of Trust.

Dated this the              day of November, 2009.

COMSTOCK HOMES OF RALEIGH, L.L.C.

By:	Comstock Homebuilding Companies, Inc., its Manager

By:
Name:	Christopher Clemente
Title:	CEO

STATE OF

COUNTY OF

(Place of Acknowledgment)

I certify that the following person personally appeared before me this day, each acknowledging to me that he signed the foregoing document: Christopher Clemente.

Date: November __, 2009
Notary Public
[Official Seal]	Print Name:

My commission expires: